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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 25, 2004
(Date of report (Date of earliest event reported))

THE SPORTS AUTHORITY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31746 (Commission File Number)	84-1242802 (IRS Employer Identification No.)
1050 West Hampden Avenue, Englewood, Colorado (Address of Principal Executive Offices)		80110 (Zip Code)

(303) 200-5050
(Registrant's Telephone Number, Including Area Code)

Item 5. Other Events and Regulation FD Disclosure

        On May 25, 2004, The Sports Authority, Inc. (formerly known as Gart Sports Company) issued a news release regarding the resignation of Elliott Kerbis. The news release is attached hereto as Exhibit 99.1.

Item 7(c).	Exhibits
Exhibit 99.1	News Release issued by The Sports Authority, Inc. on May 25, 2004, regarding the resignation of Elliott Kerbis.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SPORTS AUTHORITY, INC.
By:	/s/ NESA E. HASSANEIN Name: Nesa E. Hassanein Title: Executive Vice President and General Counsel

Date: May 25, 2004

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  Item 5. Other Events and Regulation FD Disclosure
Item 7(c). Exhibits
SIGNATURES